SUPPLEMENT DATED MAY 1, 2007

TO PROSPECTUS DATED MAY 1, 2007

Prudential Variable Contract Account GI-2

with respect to

GROUP VARIABLE UNIVERSAL LIFE

The following replaces the section “Deductions From Portfolios” on page 7 in the generic version of The Prudential Group Variable Universal Life prospectus:

Deductions From Portfolios

The next table describes the Funds’ fees and expenses that you will pay periodically during the time that you own the Certificate. The table shows the minimum and maximum fees and expenses charged by any of the Funds, expressed as a percentage of average assets during the year. More detail concerning each Fund’s fees and expenses is contained in the Prospectus for each Fund.

Total Annual Fund Operating Expenses*	Minimum	Maximum
Gross expenses deducted from the Fund’s assets, including management fees, distribution and/or service (12b-1) fees, and other expenses	0.37%	3.57%

*For 2006, the net fees of these funds ranged on an annual basis from 0.38% to 3.57% of fund assets (after expense reimbursements or waivers, which reimbursements or waivers may terminate at any time).

GVULSUP100 Ed. 5/2007